SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material underss.240.14a-12

                            American Oil & Gas, Inc.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

   (1)   Title of each class of securities to which transaction applies:

   (2)   Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   Proposed maximum aggregate value of transaction:

   (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
     2. Form, Schedule or Registration Statement No.:
     3. Filing Party:
     4. Date Filed:

                            AMERICAN OIL & GAS, INC.
                               950 Stafford Street
                              Casper, Wyoming 82609

                            ------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 27, 2003

                            ------------------------


                              To Our Shareholders:

   You are cordially invited to attend the Annual Meeting of the Shareholders of American Oil & Gas, Inc. (hereinafter referred to as the "Company"), to be held on Friday, June 27, 2003 at 1:00 p.m. (MDT) at 1050 17th Street, Suite 120, Denver, Colorado 80265 for the following purposes:

                 PROPOSALS FOR ANNUAL MEETING OF SHAREHOLDERS
                           AMERICAN OIL & GAS, INC.

PROPOSAL NO. 1:   To elect the Board of Directors, each to serve until the next
                  Annual Meeting of the Shareholders or until their respective successors are elected and qualify;

PROPOSAL NO. 2:   To ratify and approve the selection by the Board of Directors of Wheeler Wasoff, PC as the Company's independent accountants for the current year;

PROPOSAL NO. 3:   To approve an amendment to the Company's articles of
                  incorporation to authorize a class of 25,000,000 shares of preferred stock, par value $0.001; and

PROPOSAL NO. 4:   To consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

   The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

   FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

   Only shareholders of record as shown on the books of the Company at the close of business on May 9, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's principal executive offices at 950 Stafford Street, Casper, Wyoming 82609 from the date of this notice for inspection by any shareholder for any purpose germane to the Annual Meeting. The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

   By order of the Board of Directors,
   Pat O'Brien, President

                            AMERICAN OIL & GAS, INC.
                               950 Stafford Street
                              Casper, Wyoming 82609

          PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON JUNE 27, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

   This Proxy Statement is being furnished to shareholders of American Oil & Gas, Inc. (the "Company") in connection with the Board of Director's solicitation of proxies for use at the annual meeting of shareholders to be held on June 27, 2003, and at any adjournment of that meeting (the "Annual Meeting"). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about June 17, 2003.

   The Board of Directors has fixed May 9, 2003 as the record date for determining stockholders who are entitled to vote at the Annual Meeting. At the close of business on May 9, 2003, the Company had issued and outstanding 22,911,464 shares of common stock, par value $0.001 (the "Common Stock"), held by approximately 49 stockholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

   The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder's receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $10,000, will be borne by the Company.

   All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. The management of the Company does not know of any matters other than those set forth herein which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the corporate secretary of the Company or by voting in person at the Annual Meeting.

   The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes "for" or "against" the proposals, and will not be counted as shares voted on such matter.

   The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, in that they will not be voted in favor of a proposal.

   The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors, ratify and approve the selection of Wheeler Wasoff, PC as the Company's independent accountant for the current year, and approve an amendment to the Company's articles of incorporation.

   Management of the Company has been informed by the executive officers, directors, and control persons of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR all of the proposals set forth in the notice. Together, such parties and proxies represent approximately 6.4% of the votes eligible to be cast at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information concerning the ownership of the Company's Common Stock as of May 9, 2003, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The number of shares listed as beneficially owned in the following table reflect the forward stock split of (8.25-for-1) of the Company's issued and outstanding Common Stock which became effective on January 17, 2003. As of May 9, 2003, there were 22,911,464 shares of Common Stock issued and outstanding.


 Title of Class   Name and Address       Amount and Nature of   Percent of Class
                  of Beneficial Owner    Beneficial Ownership            (2)
                                                 (1)
--------------------------------------------------------------------------------
Common Stock     Poma Management SA           1,155,000                5.0%
($0.001 par    Rechtsanwalt Kutegasse 4
value)         CH-8001 Zurich Switzerland
--------------------------------------------------------------------------------
             Executive Officers and Directors
--------------------------------------------------------------------------------
Common Stock      Patrick O'Brien               608,025                2.7%
($0.001 par     950 Stafford Street
 value)         Casper, Wyoming 82609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stock        Alan Gelfand                     0                  0%
($0.001 par     950 Stafford Street
value)          Casper, Wyoming 82609
--------------------------------------------------------------------------------
Common Stock      Dr. R. M. Bustin             100,238        less than 1%
($0.001 par     950 Stafford Street
value)          Casper, Wyoming 82609
--------------------------------------------------------------------------------
Common Stock     Kendell Tholstrom             608,025                2.7%
($0.001 par     950 Stafford Street
value)          Casper, Wyoming 82609
--------------------------------------------------------------------------------
Common Stock       Joseph Merback               49,500        less than 1%
($0.001 par     950 Stafford Street
value)          Casper, Wyoming 82609
--------------------------------------------------------------------------------
Common Stock    M.S. ("Moni") Minhas           100,238        less than 1%
($0.001 par     950 Stafford Street
value)          Casper, Wyoming 82609
--------------------------------------------------------------------------------
Common Stock   Directors and Executive       1,466,026                6.4%
($0.001 par     Officers as a Group
value)          (6 individuals)
--------------------------------------------------------------------------------

      (1) The number of shares and the percentage of the class beneficially owned by the entities above are determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.
      (2) Percentages are based upon the total 22,911,464 outstanding shares of Common Stock combined with the number of shares of Common Stock beneficially owned by each person or entity.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      The Company's Common Stock has traded on the OTC Bulletin Board under the symbol "AOGI" since January 17, 2003. Although the Common Stock began trading on the OTC-BB on December 14, 2000 under the symbol "DRGT," because no meaningful trading market for the Company's Common Stock occurred until the fourth quarter of 2002, the table below sets forth the high and low sales prices for the Common Stock for that quarter and the first quarter of 2003. The quotations below reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions. All figures reflect an 8.25-for-1 forward stock split which became effective on January 17, 2003.

      Year        Quarter                 High               Low
      2002        Fourth                  $2.00             $0.25
      2003        First                   $1.75             $0.25

Shareholders

      The Company is authorized to issue One Hundred Million (100,000,000) shares of Common Stock. As of May 9, 2003, there were approximately forty-nine
(49) shareholders holding a total of 22,911,464 shares of Common Stock.

Dividends on the Common Stock

      The Company has never declared a cash dividend on its Common Stock does not anticipate the payment of future dividends. There are no restrictions that currently limit the Company's ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

Recent Sales of Unregistered Securities

      The Company engaged in an accredited investors private placement offering ("Offering") of shares of its common stock, $0.001 par value ("Common Stock"), at US$1.25 per share, from February through May, 2003. The Offering was made pursuant to exemptions from registration under the Securities Act of 1933, including but not limited to, Sections 3(b) and 4(2), as well as Rule 506 of Regulation D under the Securities Act of 1933. Pursuant to Rule 506, six (6) investors subscribed to purchase One Million Six Hundred Sixty Four (1,664,000) shares of Common Stock and paid the sum of $1.25 per share, for a total purchase price of US$2,080,000. The Company paid $124,800 commission and $6,181 legal costs relating to the offering. These shares were sold without a general solicitation pursuant to Blue Sky limited offering exemptions and were issued with a legend restricting resale.

      On December 17, 2002, the Company sold the following shares of Common Stock, each of which were valued at $0.25 per share in pre-split terms, were issued to the following individuals as consideration for past services rendered to the Company in connection with the Company's transition into the oil and gas exploration and production line of business. Note that the shares set forth below reflect the 8.25-for-1 forward stock split effective on January 17, 2003.

      Individual                                Shares
      ----------                                ------
      Joseph Merback                             49,500
      Moni Minhas                               100,238
      Dr. R.M. Bustin                           100,238
      A.F (Abby) Badwi                           49,500
      Patrick D. O'Brien                        608,025
      Christopher P. O'Brien                     49,500
      Bobby G. Solomon                          608,025

      Kendell V. Tholstrom                      608,025
      Edward C. Arko                            150,150
      Wayne P. and Joan R. Neumiller            608,025
      Michael J. Neumiller                      608,025
      Neal P. Neumiller                         608,025
      Larry J. Linn                             100,238
      Andy Calerich                             499,950

      These shares were issued in reliance upon exemptions from registration, including but not limited to, Section 4(2) and Regulation D. These shares were sold without a general solicitation pursuant to Blue Sky limited offering exemptions. The shares were issued with a legend restricting resale.

                           DESCRIPTION OF BUSINESS

      As used herein, the term "Company" refers to American Oil & Gas, Inc., a Nevada corporation, and its subsidiaries and predecessors, unless the context indicates otherwise. The Company was incorporated on February 15, 2000, as DrGoodTeeth.com, to engage in the business of operating an online dental resource website. On January 17, 2003, in anticipation of acquiring oil and gas interests and in an effort to more accurately reflect the expected change in the Company's operational focus, the Company changed its name from DrGoodTeeth.com to American Oil & Gas, Inc.

      On January 17, 2003, the Company executed a Purchase and Sale Agreement to acquire an undivided fifty percent (50%) working interest in and to Tower Colombia Corporation and North Finn, LLC's undeveloped oil and gas leases. After raising approximately $1 million through the private sale of its Common Stock, the Company closed on the acquisition of these leases on February 18, 2003. The purchase price for the above interests was $815,365. The Company paid $400,000 at closing and the remaining $415,365 on April 28, 2003.

      As a result of the acquisition, the Company's business now revolves around the exploration, production and sale of coal bed methane gas in Montana and Wyoming, and oil and gas in Wyoming. The Company has not yet realized any revenues, but has drilled seven (7) wells and expects to begin gas production sometime this summer.

      In conjunction with the transaction between the Company and Tower and North Finn, a Participation Agreement was executed on January 17, 2003 whereby Tower and North Finn, and the principals of each, agreed to provide the Company the right to participate, on an equal basis, in (i) any financing transaction regarding an oil and/or gas exploration and production asset, or (ii) acquisition or disposition of oil and/or gas exploration and production assets that becomes available to any of any of them. The Participation Agreement only applies to transactions which arise within the two (2) years following January 17, 2003.

Competition

      The Company intends to begin operating in the highly competitive oil and gas areas of acquisition and exploration, areas in which other competing companies have substantially larger financial resources, operations, staffs and facilities. Such companies may be able to pay more for prospective oil and gas properties or prospects and to evaluate, bid for and purchase a greater number of properties and prospects than the Company's financial or human resources permit.

Government Regulation

      The Company's business is affected by numerous laws and regulations, including energy, environmental, conservation, tax and other laws and regulations relating to the energy industry. The Company plans to develop internal procedures and policies to ensure that its operations are conducted in full and substantial environmental regulatory compliance. While the Company intends to fully comply with environmental requirements, this compliance can be very complex, and therefore no assurances can be given that such environmental regulations will not detrimentally affect the Company in the future.

      Failure to comply with any laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of injunctive relief or both. Moreover, changes in any of these laws and regulations could have a material adverse effect on the Company's business. In view of the many uncertainties with respect to current and future laws and regulations, including their applicability to us, we cannot predict the overall effect of such laws and regulations on our future operations.

Employees

      To initially maintain low overhead expenses, the Company's three (3) officers and one (1) employee are presently directing operations.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-looking Information

      This information statement contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. These statements relate to future events or to our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. There are a number of factors that could cause our actual results to differ materially from those indicated by such forward-looking statements.

      Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, the Company does not assume responsibility for the accuracy and completeness of such forward-looking statements. The Company is under no duty to update any of the forward-looking statements after the date of this information statement to conform such statements to actual results. The foregoing management's discussion and analysis should be read in conjunction with the Company's financial statements and the notes herein.

Overview

      The Company's operations for 2002 consisted of searching for a viable merger or acquisition candidate. This search successfully concluded on January 17, 2003 when the Company executed a contract to acquire an undivided fifty percent (50%) working interest in and to Tower and North Finn's undeveloped oil and gas leases. After raising $1 million in financing, the Company closed on the acquisition of these leases on February 18, 2003. As a result of the acquisition, the Company's business now revolves around the exploration, production and sale of coal bed methane gas in Montana and Wyoming, and oil and gas in Wyoming. The Company has not yet commenced full business operations nor realized any revenues.

Results Of Operations

      The following discussion should be read in conjunction with the financial statements included in this report. Comparisons made between reporting periods herein may not be meaningful, as the Company became involved in the oil and gas industry in 2003.

Three Month Period Ended March 31, 2003 Compared to March 31, 2002

      The Company had no revenue or income for the quarter ended March 31, 2003 and no revenue for the first quarter in 2002. The Company's operating loss increased to $235,880 for the quarter ended March 31, 2003 as compared to $2,634 for the first quarter in 2002. The increase in its operating loss is primarily attributable to general and administrative expenses, that increased from $2,634 for the first quarter in 2002 to $235,880 for the quarter ended March 31, 2003. General and administrative expenses included a variety of one-time, nonrecurring expenses related to the Company's reorganization as well as its equity financing efforts.

Year Ended December 31, 2002 Compared To Year Ended December 31, 2001

      There were no revenues for the fiscal year ended December 31, 2002. The Company's operating loss increased to $149,216 for the year ended December 31, 2002 as compared to $4,007 for the year ended December 31, 2001, mainly attributable to increases in consulting fees related to the Company's entry into the oil and gas industry and its subsequent, February 2003 acquisition of oil and gas assets.

      As there were no revenues for the fiscal year ended December 31, 2002 or

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



the quarter ended March 31, 2003, the Company anticipates that the commencement of its business operations in Wyoming and Montana will drastically increase expenses and if such operations are successful, revenues.

Capital Resources And Liquidity

Three Month Period Ended March 31, 2003 Compared To Same Period in 2002

      During the three month period ended March 31, 2003, the Company raised $1,000,000 through the sale of 800,000 shares of Common Stock at US$1.25 per share. The private placement was made pursuant to exemptions from registration under the Securities Act of 1933, including but not limited to, Sections 3(b) and 4(2), as well as Rule 506 of Regulation D under the Securities Act of 1933.

      Although there was a net loss from the Company's operating activities, as a result of the offering of stock there was an increase in its liquidity. Net cash provided from financing activities increased dramatically to $933,819 for the quarter ended March 31, 2003 from $0 for the same period in 2002.

      Subsequent to the quarter ended March 31, 2003, the Company raised an additional $1,080,000 through the sale of 864,000 shares of its Common Stock at US$1.25 per share, as part of its private placement.

Year Ended December 31, 2002 Compared To Year Ended December 31, 2001

      As of December 31, 2002, the Company's primary source of liquidity included cash and cash equivalents of $83,516, as compared to $88,919 as of December 31, 2001.

      The net loss from the Company's operating activities increased to $5,352 for the year ended December 31, 2002 from $4,007 for the year ended December 31, 2001.

      Shareholder's equity as of December 31, 2002, was $83,516, as compared to $88,919 as of December 31, 2001. This decrease is largely due to an increase in deficit accumulated during the development stage of $165,348 in the fiscal year ended December 31, 2002 as compared to $16,081 for the same period in 2001.

      Obligations and Future Capital Requirements

      Since January 1, 2003, the Company has raised a total of $2,080,000 through a private placement of its common stock. The Company intends to utilize the proceeds raised from its private placement to support its current and proposed business operations in Montana and Wyoming. Because the Company has very little overhead, management believes that the Company's current cash position will be sufficient to satisfy its operating needs until it can operate with cash flow. The Company hopes and expects to begin gas production by July 2003, because of billing policies customary to the oil and gas industry, it does not expect to receive revenue from operations until approximately September 2003. Although, the Company believes it possesses sufficient capital to finance its operations, it expects to seek additional financings of equity and/or debt in the amount of $2-3 million to facilitate additional energy projects.

                              FINANCIAL STATEMENTS

      The Company's financial statements for the fiscal year ended December 31, 2002 and the quarter ended March 31, 2003 are attached hereto beginning on page F-1.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors has determined that there will be six (6) directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Patrick D. O'Brien, Alan Gelfand, Dr. R.M. Bustin, Kendell Tholstrom, Joseph Merback and M.S. ("Moni") Minhas. In the absence of other instructions, the proxies will be voted for each of the individuals named, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

      The Board recommends a vote FOR the election of each of the nominees listed below.

Nomination of Directors

      All of the nominees for director are current directors of the Company. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Directors

      Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, presuming election of the nominees named above. All directors of the Company will hold office until the next annual meeting of shareholders of the Company or until successors are duly elected and qualified.

Name                    Age         Position(s) and Office(s)
----                    ---         -------------------------
Patrick O'Brien         54          President, Chief Executive Officer and
                                    Director
Alan Gelfand            43          Secretary and Director
Joseph Merback          66          Treasurer and Director

Dr. R. M. Bustin        50          Director
Kendell Tholstrom       57          Director
M.S. ("Moni") Minhas    48          Director

      Patrick D. O'Brien has served as a director of the Company since February 19, 2003. Mr. O'Brien is chief executive officer, president, co-founder and a director of Tower Colombia Corporation. Prior to co-founding Tower Colombia Corporation, Mr. O'Brien worked for the Dowell Division of Dow Chemical Company where he engineered and supervised all phases of well stimulation and cementing. He joined the Colorado Interstate Gas Company in 1974 where he was responsible for the design, acquisition and development of company-owned gas storage fields. In 1980, Pat joined Montana Power Company as Senior Petroleum Engineer with the responsibility for design, long-range planning and performance economics for its exploration and development programs. Mr. O'Brien has spent over 25 years working in the Powder River Basin. Mr. O'Brien received his Bachelor of Science in Petroleum Engineering from the Montana College of Mineral and Science and Technology.

      Alan Gelfand has served as a director of the Company since December 13, 2002. He has been a stockbroker from 1987 to December 2002. Between May 1991 and January 1993, Mr. Gelfand founded and operated the first on-hill photography company in Whistler, B.C., Canada. Previous to becoming a broker in 1987, Mr. Gelfand worked as an entrepreneur in various businesses for approximately 5 years. He graduated from Simon Fraser University with a Bachelor of Business Administration in 1982.

      Dr. R. M. Bustin has served as a director of the Company since December 13, 2002. Dr. Bustin will guide the evaluation of coalbed methane, shallow gas and unconventional gas for American Oil and Gas Inc. Dr. Bustin is Professor of Petroleum and Coal Geology in the Department of Earth and Ocean Sciences at the University of British Columbia and President of RMB Earth Science Consultants. Dr. Bustin received his Ph.D. in Geology in 1980 from the University of British Columbia and is a registered Professional Geoscientist in the Province of British Columbia. Dr. Bustin has over 30 years experience in the petroleum sector, including employment by Mobil Oil Canada and Gulf Canada Resources prior to joining the faculty at the University of British Columbia. Dr. Bustin has published over 150 scientific articles on fossil fuels. He is or has been an Associate Editor of the Canadian Society of Petroleum Geology Bulletin, Sedimentary Geology, the International Journal of Coal Geology and the Canadian Journal of Earth Sciences. He is a member of the AAPG, TSOP and GSA. Dr. Bustin is a past recipient of the Al Levorsen Memorial Award from the AAPG and received the Reinhardt Thiessen Medal Award from the International Committee for Coal Petrography in 2002 for his contributions to coal sciences and organic petrology. Dr. Bustin is President of RMB Earth Science Consultants, a company specializing in the evaluation of unconventional gas resources. Dr. Bustin is also a principal and technical advisor to CBM Solutions Ltd., one of North America's largest service and technical support companies in the coalbed methane and gas shale industry.

      Kendell V. Tholstrom has served as a director of the Company since February 19, 2003. Mr. Tholstrom is on the board of directors and manages operations for Tower Colombia Corporation. He served as Vice President/General Manager for Presidio Oil Company from 1986 to 1995. His responsibilities included the day-to-day management of 35 office employees and 40 field employees. Mr. Tholstrom worked at Sabine Corporation from 1982 to 1986 as Division Operations Manager. He worked at Terra Resources 1977 to 1986 in various engineering and management positions and ARCO Oil & Gas from 1970 to 1972. Mr. Tholstrom is a Registered Professional Engineer in Colorado and has 30 years of petroleum industry experience. Mr. Tholstrom received a B.S. in Petroleum Engineering in 1968 and an M.S. in Petroleum Engineering in 1970 from the Montana College of Mineral Science and Technology.

      Joseph H. Merback has served as a director of the Company since February 19, 2003. Mr. Merback is a seasoned oil and gas investment banker and has participated in financing many public international oil and gas entities as well as several public biotech companies. Mr. Merback has extensive experience as an entrepreneurial CEO of Wilder Industries, of Philadelphia, for over twenty years until 1988 when Mr. Merback sold Wilder Industries to Case Paper of New York. He also co-founded and guided Specialty Industries of Red Lion, PA, which specializes in packaging for the electronics industry, from a startup to a company with over $50 million per year in revenues. He sold his interest in Specialty Industries in 1988. Mr. Merback earned a Bachelor of Science from Temple University where he led the Beta Gamma Sigma Honor Society. He has actively funded athletic scholarships at Temple where he participated in the basketball program.

      M.S. (Moni) Minhas has served as a director of the Company since February 19, 2003. Mr. Minhas is a private businessman and consultant who has, over the last eight years, served as a consultant to several oil and gas companies and has assisted them in the optimization of their reserves production and the development of their properties. From 1980 to 1995 he was employed by PanCanadian Petroleum Ltd. (now EnCana Corporation) eventually serving in senior supervisory, administrative and management positions. Mr. Minhas was responsible for the development of major oil and gas properties in partnership with multinational corporations, and also served as Supervisor for Production Revenue Department in the Reservoir/Exploitation Department, as Leader of the Reserves Task Force, and as a Project Engineer/Manager. Mr. Minhas received a Bachelor of Science in Petroleum Engineering from University of Calgary, Alberta.

   Compliance with Section 16(a) of the Exchange Act

      Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 2002, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year, except for Alan Gelfand and Dr. R.M. Bustin who were both appointed directors of the Company on December 13, 2002 and reported such appointments on Form 3 filings on January 29, 2003.

                             EXECUTIVE COMPENSATION

      No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the fiscal years 2002, 2001 and 2000. The following table provides summary information for the years 2002, 2001 and 2000 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officer.

                           SUMMARY COMPENSATION TABLES


                                             Annual Compensation
                            ----------------------------------------------------


     Name and                                                 Other Annual
Principal Position   Year    Salary ($)    Bonus ($)        Compensation ($)
------------------- ------ ---------------------------- ------------------------
   Alan Gelfand,     2002       - 0 -         - 0 -               - 0 -
     President
------------------- ------ ---------------------------- ------------------------
Anchana Chayawatana, 2002       - 0 -         - 0 -               - 0 -
     President
------------------- ------ ---------------------------- ------------------------
Anchana Chayawatana, 2001       - 0 -         - 0 -               - 0 -
     President
------------------- ------ ---------------------------- ------------------------
Anchana Chayawatana, 2000       - 0 -         - 0 -               - 0 -
     President
------------------- ------ ---------------------------- ------------------------


                                  Long Term Compensation
                         -----------------------------------------
                                      Awards              Payouts
                         -----------------------------------------
                           Restricted     Securities
                             Stock        Underlying       LTIP       All Other
Name and Principal         Award(s)($)     Options/       Payouts   Compensation
     Position       Year                   SARs(#)         ($)          ($)
------------------------------------ ---------------------------- --------------
  Alan Gelfand,     2002     - 0 -           - 0 -        - 0 -        - 0 -
    President
------------------------------------ ---------------------------- --------------
Anchana Chayawatana 2002     - 0 -           - 0 -        - 0 -        - 0 -
    President
------------------------------------ ---------------------------- --------------
Anchana Chayawatana 2001     - 0 -           - 0 -        - 0 -        - 0 -
    President
------------------------------------ ---------------------------- --------------
Anchana Chayawatana 2000     - 0 -           - 0 -        - 0 -        - 0 -
    President
------------------------------------ ---------------------------- --------------

Director Compensation

      The Company's directors are not compensated for any meeting of the board of directors that they attend, but they are entitled to $1,000 per day for travel expenses.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On February 18, 2003, the Company acquired an undivided fifty percent (50%) working interest in certain undeveloped oil and gas leases. It executed a Purchase and Sale Agreement ("Agreement") with Tower Colombia Corporation, a Colorado corporation ("Tower"), and North Finn, LLC, a Wyoming limited liability company ("North Finn"). Patrick O'Brien and Kendell Tholstrom are directors of the Company and also serve as executive officers and/or directors of Tower. Mr. O'Brien is chief executive officer, president and a director of Tower. Tower and North Finn actively pursue exploration and development independent of the Company. However, Tower, North Finn and the principals of each entity entered into a Participation Agreement with the Company on January 17, 2003, whereby they agreed to provide American the right to participate, on an equal basis, in any financing transaction regarding an oil and/or gas exploration and/or production asset, or acquisition or disposition of oil and/or gas exploration and/or production assets that becomes available to them. The Participation Agreement only applies to transactions which arise within the two (2) years following January 17, 2003.

      On January 20, 2003, the Company's secretary and director, Alan Gelfand, entered into an employment agreement with the Company whereby he agreed to provide managerial and administrative expertise to the Company. Pursuant to the employment agreement, Mr. Gelfand is entitled to receive a monthly fee in the amount of Five Thousand Dollars ($5,000), payable after services for each such month are rendered, and received a signing bonus of $5,000 upon execution of the agreement.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board has selected Wheeler Wasoff, PC, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Although shareholder approval of the Board of Directors' selection of Wheeler Wasoff, P.C. is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Wheeler Wasoff, PC.

      Representatives of Wheeler Wasoff, P.C. and Clyde Bailey, P.C. are not expected to be present at the Meeting.

      The Board recommends a vote FOR the ratification of the appointment of Wheeler Wasoff, P.C. as the Company's independent auditors.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

      On May 8, 2003, the board of directors of the Company appointed Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment represented a change in the Company's auditor from Clyde Bailey, P.C. ("Bailey"). Bailey was dismissed by the board of directors of the Company on May 8, 2003. The dismissal was prompted by the fact that the Company's management has changed, as has the location of its executive offices. The decision to dismiss Bailey was approved by the Company's board of directors.

      There were no disagreements with Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal. Bailey's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and have not been modified as to uncertainty, audit scope or accounting principles.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

      Clyde Bailey, P.C. billed the Company an aggregate of $2,250 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

      Clyde Bailey, P.C. did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

      Clyde Bailey, P.C. has not billed the Company any other fees for professional or other related services.

      The Company's Board of Directors has determined that the provision of services by Clyde Bailey, P.C., as set forth above, is compatible with maintaining Clyde Bailey's independence.

                                 PROPOSAL NO. 3
               AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING
                           A CLASS OF PREFERRED STOCK

      On May 29, 2003, the board of directors adopted resolutions, subject to shareholder approval, to amend the Company's articles of incorporation to authorize a new class of 25,000,000 shares of preferred stock, par value $0.001.

      The principal purpose for the creation of a class of preferred stock is to increase the Company's flexibility in obtaining additional financing for the Company's operations. The board of directors would be granted the authority to issue shares of the preferred stock in one or more series, and to designate the number, voting powers, preferences, relative rights, qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

      The Company believes financing opportunities may be available which would require the issuance of a class of securities with rights superior to that of its Common Stock.

      The board of directors recommends a vote FOR the approval of the amendment to the Company's articles of incorporation authorizing a class of 25,000,000 shares of preferred stock.

                            DESCRIPTION OF SECURITIES

      The Company is authorized to issue One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value. The holders of Common Stock are entitled to equal dividends and distributions, with respect to the Common Stock when, as, and if declared by the board of directors from funds legally available for such dividends. No holder of Common Stock has any preemptive right to subscribe for any of the Company's stock nor are any shares subject to redemption. Upon liquidation, dissolution or winding up of the Company, and after payment of creditors, the assets will be divided pro rata on a share-for-share basis among the holders of the shares of Common Stock.

      The Company has never paid any dividends to shareholders of its Common Stock. The declaration in the future of any cash or stock dividends will depend upon the Company's capital requirements and financial position, general economic conditions, and other pertinent factors. Presently, the Company does not intend to pay any cash or stock dividends in the foreseeable future. Management intends to reinvest earnings, if any, in the development and expansion of the Company's business.

      The Common Stock is listed for trading on the OTC-BB under the symbol "AOGI." On the Record Date, the reported closing price of the Common Stock was $0.90 per share.

      The articles of incorporation of the Company currently do not provide authority for a separate class of preferred stock, but Proposal No. 3 herein recommends an amendment to the Company's articles of incorporation allowing the creation of a new class of 25,000,000 authorized shares of preferred stock, par value $0.001.

                                 PROPOSAL NO. 4
                                OTHER BUSINESS

      The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must have been received by the Company not later than a reasonable time before the Company begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act of 1934.

      The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8.

                                  ANNUAL REPORT

      The Company will provide without charge to each shareholder of record as of May 9, 2003, upon the written request of such person, a copy of the Company's Form 10-KSB, including the financial statements, for the year ending December 31, 2002. A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to Patrick O'Brien, President, American Oil & Gas, Inc., 950 Stafford Street, Casper, Wyoming 82609.

      BY THE ORDER OF THE BOARD OF DIRECTORS:

      /s/ Pat O'Brien
      ---------------------------------------
      Pat O'Brien, President
      Denver, CO
      May 29, 2003

                            AMERICAN OIL & GAS, INC.
                               950 Stafford Street
                              Casper, Wyoming 82609
                                   ***PROXY***
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Kendell Tholstrom as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of shareholders (the "Meeting") of the Company to be held Friday, June 27, 2003 at 1:00 p.m. (MDT), at 1050 17th Street, Suite 120, Denver, Colorado 80265, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of shareholders dated _____________, 2003, and the accompanying Proxy Statement of the Company.

   1. Election of the Board of Directors until the next Annual Meeting.
      [ ]  For all nominees listed below (except as marked to the contrary)

                               For the nominee   Against the nominee  Abstain
      1. Patrick D. O'Brien         [ ]                [ ]              [ ]
      2. Alan Gelfand               [ ]                [ ]              [ ]
      3. Dr. R. M. Bustin           [ ]                [ ]              [ ]
      4. Kendell Tholstrom          [ ]                [ ]              [ ]
      5. Joseph Merback             [ ]                [ ]              [ ]
      6. M.S. ("Moni") Minhas       [ ]                [ ]              [ ]

   2. Ratification of the employment of Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ending December 31, 2003.
                                For [ ]        Against [ ]      Abstain [ ]

   3. To approve an amendment to the Company's articles of incorporation to authorize a class of 25,000,000 shares of preferred stock, par value $0.001.
                                For [ ]        Against [ ]      Abstain [ ]

   4. Any other business as may properly come before the meeting or any adjournment thereof.
                                For [ ]        Against [ ]      Abstain [ ]

   5. Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call (307) 265-6669.
                               For [ ]         Against [ ]
  In His Discretion, the Proxy Is Authorized to Vote upon Such Other Business That May Properly Come Before the Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.

   Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated                        , 2003
      -----------------------


--------------------------------       ----------------   ----------------------
Please Print or Type Your Name         Signature          Number of Shares
                                                          Voted
   PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE. If you have had a change of Address, please print or type your new address(s) in the space below:

                            AMERICAN OIL & GAS, INC.
                               950 Stafford Street
                              Casper, Wyoming 82609
                           Telephone: (307) -237-7854

    Consent to Electronic Delivery of Corporate Information to Shareholders

For your convenience, we are now offering you, as an American Oil & Gas, Inc. ("American") shareholder, the option of viewing future American corporate information, including Annual Reports and Proxy Statements, on the Internet. You can access them at your convenience and easily print them if you wish. The best part is that you would receive the information earlier than ever before.

Please note that this is a global consent to receive all corporate information of American, and that you must register below to use this new service. Also please note that consenting to this service could subject you to costs associated with accessing the Internet, such as usage charges from Internet access providers and telephone companies.

If your American stock is held directly with a broker, please contact ADP Investor Communication Services at http://www.icsdelivery.com/live/, which will handle your request for electronic delivery of corporate information.

If your American stock is held directly with American and you are a registered shareholder, please continue below.

If you would like to receive future corporate information via American's web site, http://www.americanoilandgasinc.com, rather than receiving hard copies in the mail, please enter your name and Tax Payer ID # or Social Security # below:

   Tax Payer ID# or Social Security #:__________________________

   Name(s) on Account: _____________________________________

                     REGISTRATION FOR ELECTRONIC DELIVERY

I (we) consent to use American's Internet site to receive all future corporate information, including but not limited to, Annual Reports and Proxy Statements as they become available. I understand that this consent will remain in effect until I notify American by mail that I wish to resume mail delivery of corporate documents.

By signing below and returning this card to American at the address listed herein, I agree with the above.

Date:____________________              ________________________________________
                                       Signature

                              E-MAIL ALERT SERVICE

We are also offering you the opportunity to enroll to receive messages (alerts) delivered to your e-mail address directly from the American Investor Relations staff. You may receive notification from us periodically alerting you to some updated information on our website. Please fill in your name and e-mail address below:

Your name:___________________________________________

E-mail address:________________________________________

You may revoke this consent to receive electronic delivery of American's corporate information at any time. To resume mail delivery or to unsubscribe from the e-mail alert service, please write to:

                            American Oil & Gas, Inc.
                               950 Stafford Street
                              Casper, Wyoming 82609

 American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)


                                December 31, 2002

















                              Clyde Bailey, P.C.
                         Certified Public Accountant
                           10924 Vance Jackson #404
                           San Antonio, Texas 78230

CLYDE BAILEY P.C.
--------------------------------------------------------------------------------
                                                    Certified Public Accountant
                                                       10924 Vance Jackson #404
                                                       San Antonio, Texas 78230
                                                           (210) 699-1287(ofc.)
                                          (888) 699-1287   (210) 691-2911 (fax)

                                                                        Member:
                                                    American Institute of CPA's
                                                         Texas Society of CPA's

Board of Directors
American Oil & Gas Inc.
(formerly DrGoodTeeth.Com)

                         INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of American Oil & Gas Inc. (formerly DrGoodTeeth.Com) (Company), a development stage enterprise, as of December 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from February 15, 2000 (Inception) to December 31, 2002, for the period ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and the results of its operations and its cash flows for the periods ended December 31, 2002 and 2001 and from February 15, 2000 (Inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States.

                               Clyde Bailey P.C.


San Antonio, Texas
January 14, 2003

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                        (A Development Stage Enterprise)
                                  Balance Sheet
                             As of December 31, 2002





                                   A S S E T S
                                   -----------

      Current Assets
      --------------
        Total Current Assets                                           $ 83,516
                                                                       ---------
        Total  Assets                                                  $ 83,516
                                                                       =========

                              L I A B I L I T I E S
                              ---------------------

     Current Liabilities
     -------------------
        Accounts Payable                                                    0
                                                                        --------
        Total Current Liabilities                                           0
                                                                        --------
        Total Liabilities                                                   0


                      S T O C K H O L D E R S ' E Q U I T Y
                      -------------------------------------

        Common Stock                                                      4,575
          100,000,000 authorized shares, par value $.001
          4,575,450 shares issued and outstanding

        Additional Paid-in-Capital                                      244,289
        Accumulated Deficit                                            (165,348)

                  Total Stockholders' Equity                            $ 83516
                                                                        --------
                  Total Liabilities and Stockholders' Equity            $ 83516
                                                                        ========








                 See accompanying notes to Financial Statements.
                                       F-3

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                        (A Development Stage Enterprise)
                             Statement of Operations

                           -----------------------------------------------------
                                For the Period Ended           From Inception to
                           December 31, 2002 December 31, 2001 December 31, 2002
                           -----------------------------------------------------



Revenues:
---------
   Revenues                  $           0    $          0        $           0
                            ----------------------------------------------------
   Total Revenues                        0               0                    0



Expenses:
---------
   Professional Fees                 4,056           2,450               17,378
   Consulting Fees                 143,864               0              143,864
   Operating Expenses                1,296           1,557                4,106
                             ---------------------------------------------------

        Total Expenses             149,216           4,007              165,348
                             ---------------------------------------------------
        Net loss from Operations  (149,216)         (4,007)            (165,348)


Provision for Income Taxes:
---------------------------
   Income Tax Benefit                    0               0                    0

        Net Income (Loss)   $     (149,216)   $     (4,007)        $   (165,348)
                             ===================================================


Basic and Diluted Earnings
Per Com Share               $       (0.037)   $     (0.001)        $     (0.041)
                             ---------------------------------------------------
Weighted Average number
of Common Shares used in
per share calculations           4,023,977       4,000,000            4,008,340
                             ===================================================


                See accompanying notes to Financial Statements.
                                       F-4

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                        (A Development Stage Enterprise)
                        Statement of Stockholders' Equity
                             As of December 31, 2002


                                                     $0.001    Paid-In   Accumulated   Stockholders'
                                          Shares   Par Value   Capital      Deficit        Equity
                                        ---------  ----------  -------   -----------   -------------

Balance, February 15, 2000                      0  $       0   $      0    $        0    $         0

Stock Issued                            4,000,000      4,000    101,000             0        105,000

Net Income  (Loss)                                                            (12,125)       (12,125)
                                        ---------  ----------  --------   -----------    ------------

Balance December 31, 2000               4,000,000  $   4,000   $101,000    $  (12,125)   $    92,875

Net Income  (Loss)                                                             (4,007)        (4,007)
                                        ---------  ----------  ---------   -----------    -----------

Balance December 31, 2001               4,000,000  $   4,000   $101,000    $  (16,132)   $    88,868

Shares Issued for Services                575,450        575    143,289                  $   143,864


Net Income  (Loss)                                                           (149,216)      (149,216)
                                        ----------  ---------  ----------  ------------   -----------

Balance December 31, 2002               4,575,450  $   4,575   $244,289    $ (165,348)   $    83,516
                                        ==========  =========  ==========  ============   ===========






                 See accompanying notes to Financial Statements.
                                       F-5

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                        (A Development Stage Enterprise)
                             Statement of Cash Flows



                                            -------------------------------------------------------
                                                For the Period Ended           From Inception to
                                             Dec 31, 2002 Dec 31, 2001         December 31, 2002
                                            -------------------------------------------------------


Cash Flows from Operating Activities:
------------------------------------
   Net Income (Loss)                        $    (149,216)     $    (4,007)     $     (165,348)
   Stock Issued for Services                      143,864                0             143,864
                                            -------------------------------------------------------

Net Cash Provided from Operating Activities       (5,352)           (4,007)            (21,484)
                                            -------------------------------------------------------
Cash Flows from Investing Activities:
-------------------------------------
   Other Assets                                        0                 0                   0
                                            -------------------------------------------------------
Net Cash Used in Investing Activities                  0                 0                   0
                                            -------------------------------------------------------

Cash Flows from Financing Activities:
-------------------------------------
   Common Stock                                        0                 0             105,000
                                            -------------------------------------------------------
Net Cash Provided from Financing Activities            0                 0             105,000
                                            -------------------------------------------------------

Net Increase in Cash                              (5,352)           (4,007)             83,516
                                            -------------------------------------------------------

Cash Balance,  Begin Period                     $ 88,868            92,875                   0
                                            -------------------------------------------------------

Cash Balance,  End Period                       $ 83,516          $ 88,868          $   83,516
                                            =======================================================

Supplemental Disclosures:
   Cash Paid for interest                       $      0          $      0           $       0
                                            =======================================================
   Cash Paid for income taxes                   $      0          $      0           $       0
                                            =======================================================
   Shares Issued For Services                   $143,864          $      0           $ 143,864
                                            =======================================================


                See accompanying notes to Financial Statements.
                                       F-6




                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                          Notes to Financial Statements


NOTE 1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------

Organization
------------

American Oil & Gas Inc. (formerly DrGoodTeeth.Com) ("the Company") was incorporated under the laws of the State of Nevada on February 15, 2000 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Nevada. The company has a total of 100,000,000 authorized shares with a par value of $.001 per share and with 4,575,450 shares issued and outstanding as of December 31, 2002. The Company effected a name change on January 17, 2003 from DrGoodTeeth.Com to American Oil & Gas Inc. These financial statements reflect this change.

Development Stage Enterprise
-----------------------------

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

Federal Income Tax
------------------

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method
-----------------

The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                          Notes to Financial Statements

NOTE 1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)
-------------------------------------------------------------

Earnings per Common Share
-------------------------

The Company adopted Financial Accounting Standards (SFAS) No.128,  "Earnings
Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents consist of checking accounts and money market funds.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and payable, accrued and other current liabilities and current maturities of long-term debt approximate fair value due to their short maturity.

Recent Accounting Pronouncements
--------------------------------

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No.143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect that there will be a material impact from the adoption of SFAS No. 143 on its financial position, results of operations, or cash flows.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. It supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of", and the accounting and reporting provisions of Accounting Principles Board Statement ("APB") 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                          Notes to Financial Statements

Recent Accounting Pronouncements (con't)
----------------------------------------

Transactions", for the disposal of a segment of a business. The Company is required to adopt SFAS No. 144 on October 1, 2002. The Company does not expect that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations or cash flows.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4,44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires the classification of gains and losses from extinguishments of debt as extraordinary items only if they meet certain criteria for such classification in APB No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions". Any gain or loss on extinguishments of debt classified as an extraordinary item in prior periods that does not meet the criteria must be reclassified to other income or expense. These provisions are effective for fiscal years beginning after May 15, 2002. Additionally, SFAS No. 145 requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. These lease provisions are effective for transactions occurring after May 15, 2002. The Company does not expect the adoption of SFAS No. 145 to have a material effect on its financial position, results of operations or cash flows.

In July 2002, the FASB issued SFAS No. 146 , "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces "Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS No. 146 to have a material effect on its financial position, results of operations or cash flows.

NOTE 2  -  COMMON STOCK
-----------------------

In 2000, a total of 2,000,000 shares of stock were issued pursuant to a stock subscription agreement for $0.025 per share for a total of $5,000 to the original officers and directors.

In 2000, A Form D on Rule S04 offering was declared effective by the State of Nevada and registered with the Securities and Exchange Commission to issue 2,000,000 shares at $.05 per share. The funds will be used for web design and working capital.

                             American Oil & Gas Inc.
                           (formerly DrGoodTeeth.Com)
                          Notes to Financial Statements

NOTE 2  -  COMMON STOCK  (CON'T)
--------------------------------

On December 17, 2002, the Company issued 575,450 shares of its common stock to 14 individuals for services. The stock was valued at $.25 per share.

NOTE 3  -  RELATED PARTIES
--------------------------

The Company has no significant related party transactions and/or relationships any individuals or entities.

NOTE 4 - INCOME TAXES
---------------------

Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.

NOTE 5  -  SUBSEQUENT EVENTS
----------------------------

On January 27, 2003, the Company announced a reorganization and name change to American Oil & Gas Inc. from DrGoodTeeth.com Inc. Also effective on January 17, 2003 a 8.25 to 1 forward split was announced.

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                                 BALANCE SHEETS
                                   (Unaudited)





                                                      March 31,     December 31,
                                                        2003           2002
                                                          $             $
                                                                     (Audited)

                                  A S S E T S
CURRENT ASSETS

Cash and cash equivalents                                444,266        83,516
Amounts receivable                                        19,581             -
                                                     -----------    ----------
                                                         463,847        83,516
Oil and gas properties                                   856,158             -
                                                     -----------    ----------
                                                       1,320,005        83,516
                                                     ===========    ==========

          L I A B I L I T I E S & S T O C K H O L D E R S' E Q U I T Y

CURRENT LIABILITIES

Accounts payable                                         123,185             -
Promissory note                                          415,365             -
                                                     -----------    ----------
                                                         538,550             -
                                                     -----------    ----------

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value
       Authorized - 100,000,000 shares
       Issued and outstanding - 22,047,464 shares
         (2002 - 37,747,462 shares)                       22,048        37,747
Additional paid-in capital                             1,160,635       211,117
(Deficit) accumulated during the development stage      (401,228)     (165,348)
                                                         781,455        83,516
                                                     -----------    ----------
                                                       1,320,005        83,516
                                                     ===========    ==========

   The accompanying notes are an integral part of these financial statements.
                                       F-11

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                   Cumulative From
                                  February 15, 2000  Three Months  Three Months
                                   (Inception) to       Ended         Ended
                                    March 31, 2003 March 31, 2003 March 31, 2002
                                         $                 $               $



EXPENSES

General and administrative             401,228         235,880          2,634
                                     -----------     -----------     ----------
NET (LOSS) FOR THE PERIOD             (401,228)       (235,880)        (2,634)
                                     ===========     ===========     ==========
NET (LOSS) PER COMMON SHARE - BASIC
    AND DILUTED                         ($0.02)        ($0.001)       ($0.000)
                                     ===========     ===========     ==========
WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES OUTSTANDING
    - BASIC AND DILUTED             19,817,693      24,496,350     33,000,000
                                    ============    ============   ============












   The accompanying notes are an integral part of these financial statements.
                                      F-12

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                                          Cumulative
                                                             From
                                                          February 15,
                                                              2000   Three Months Three Months
                                                          (Inception)    Ended       Ended
                                                          to March 31, March 31,   March 31,
                                                              2003        2003        2002
                                                                $           $           $
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------

Net (loss) for the period                                   (401,228)   (235,880)     (2,634)
Adjustments to reconcile net (loss) to
  net cash (used) by operating activities
    Stock issued for services                                143,864           -           -
Changes in assets and liabilities                                                          -
    Increase in amounts receivable                           (19,581)    (19,581)          -
    Increase in accounts payable                             123,185     123,185           -
                                                            ---------   ---------   ---------
Net cash (used) by operating activities                     (153,760)   (132,276)     (2,634)
                                                            ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITY
-----------------------------------

Additions to oil and gas properties                         (440,793)   (440,793)          -
                                                            ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITY
----------------------------------

Proceeds from sale of common stock                         1,105,000   1,000,000           -
Share issue costs                                            (66,181)    (66,181)          -
                                                            ---------   ---------   ---------
                                                           1,038,819     933,819           -
                                                            ---------   ---------   ---------
NET INCREASE (DECREASE) IN CASH AND
     CASH EQUIVALENTS                                        444,266     360,750      (2,634)

CASH AND CASH EQUIVALENTS
    - BEGINNING OF PERIOD                                          -      83,516      88,919
                                                            ---------   ---------   ---------
CASH AND CASH EQUIVALENTS
    - END OF PERIOD                                          444,266     444,266      86,285
                                                            =========   =========   =========

SUPPLEMENTAL DISCLOSURES
------------------------

    Cash paid for interest                                         -           -           -
                                                            =========   =========   =========
    Cash paid for income taxes                                     -           -           -
                                                            =========   =========   =========
    Shares issued for services                               143,864           -           -
                                                            =========   =========   =========
    Promissory note issued for oil and gas properites        415,365     415,365           -
                                                            =========   =========   =========

The accompanying interim financial statements of American Oil & Gas, Inc. (the
"Company") are unaudited. In the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim period.

                                      F-13

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)


The financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. Management believes the disclosures made are adequate to make the information not misleading and recommends that these condensed financial statements be read in conjunction with the financial statements and notes included in the Company's Form 10-KSB as of December 31, 2002.

Nature of Business

The Company was incorporated under the laws of the State of Nevada, as DrGoodTeeth.Com for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Nevada. On January 17, 2003, the Company effected a name change from DrGoodTeeth.Com to American Oil & Gas, Inc.

On February 18, 2003, the Company completed an agreement to acquire undeveloped oil and gas prospects in Montana and Wyoming. Prior to the acquisition the Company had no operations. With the purchase of the oil and gas prospects, the Company is now an independent energy company engaged in the exploration, development and acquisition of crude oil and natural gas reserves in the western United States and is considered a development stage company as defined by Statement of Financial Accounting Standards ("SFAS") No. 7. The Company is an exploration stage oil and gas company and, as of March 31, 2003, has not earned any production revenue, nor found proved resources on any of its properties. The Company's principal activities have been raising capital through the sale of its securities and identifying and evaluating potential oil and gas property acquisitions.

The Company's fiscal year end is December 31.

Significant Accounting Policies

The following accounting policies have been adopted by the Company relating to the acquisition of oil and gas properties.

OIL AND GAS PROPERTIES

Capitalized Costs
------------------

The Company follows the full cost method of accounting for oil and gas operations. Under this method all costs related to the exploration for and development of oil and gas reserves are capitalized on a country-by-country basis. Costs include lease acquisition costs, geological and geophysical expenses, overhead directly related to exploration and development activities and costs of drilling both productive and non-productive wells. Proceeds from the sale of properties are applied against capitalized costs, without any gain or loss being recognized, unless such a sale would significantly alter the rate of depletion and depreciation.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)



Depletion and Depreciation
--------------------------

Depletion of exploration and development costs and depreciation of production equipment is provided using the unit-of-production method based upon estimated proven oil and gas reserves. The costs of significant unevaluated properties are excluded from costs subject to depletion. For depletion and depreciation purposes, relative volumes of oil and gas production and reserves are converted at the energy equivalent conversion rate of six thousand cubic feet of natural gas to one barrel of crude oil.

Ceiling Test
-------------

In applying the full cost method, the Company performs a ceiling test whereby the carrying value of oil and gas properties and production equipment, net of recorded future income taxes and the accumulated provision for site restoration and abandonment costs, is compared annually to an estimate of future net cash flow from the production of proven reserves. Costs related to undeveloped oil and gas properties are excluded from the ceiling tests. Discounted net cash flow is estimated using year end prices, less estimated future general and administrative expenses, financing costs and income taxes. Should this comparison indicate an excess carrying value, the excess is charged against earnings. At March 31, 2003, there were no reserves.

REVENUE RECOGNITION

The Company will recognize oil and gas revenues from its interests in producing wells as oil and gas is produced and sold from these wells.

IMPAIRMENT

The Company has adopted SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Oil and gas properties accounted for using the full cost method of accounting, a method utilized by the Company, are excluded from this requirement, but will continue to be subject to the ceiling test limitations.

SHARE BASED COMPENSATION

In October 1995, SFAS No. 123 "Accounting for Stock Based Compensation" was issued. This standard defines a fair value based method of accounting for an employee stock options or similar equity instrument. This statement gives entities a choice of recognizing related compensation expense to employees by adopting the fair value method or to continue to measure compensation using the intrinsic value approach under Accounting Principles Board ("APB") Opinion No.
25. The Company has elected to utilize APB No. 25 for measurement; and will, pursuant to SFAS No. 123, disclose on a supplemental basis the pro forma effects on net income and earnings per share of using the fair value measurement criteria.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)



RECENT ACCOUNTING PRONOUNCEMENTS

In December 2002, the Financial Accounting Standards Board ("FASB") approved SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of SFAS No. 123". SFAS No. 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation" to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based compensation using the methods detailed in the stock-based compensation accounting policy.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends certain portions of SFAS No. 133 and is effective for all contracts entered into or modified after June 30, 2003, on a prospective basis. SFAS No. 149 is not expected to have a material effect on the results of operations or financial position of the Company since the Company currently has no derivatives or hedging contracts.

Oil & Gas Properties

On January 17, 2003, the Company entered into a purchase and sale agreement (the "Agreement") with Tower Colombia Corporation, a Colorado corporation ("Tower"), and North Finn, LLC, a Wyoming limited liability company ("Finn"). On closing of the Agreement on February 18, 2003, the Company acquired an undivided fifty percent (50%) working interest in and to the following undeveloped leases:

   i) 18,000 gross acres in a coalbed methane prospect (the "Bear Creek Prospect") in Carbon County, Montana;

   ii) 22,000 gross acres in a multi-zone oil and gas prospect (the "Krejci Prospect") in Niobrara County, Wyoming; and

   iii) certain coal bed methane (the "CBM") leases in the Powder River Basin in North Eastern Wyoming.

The purchase price for the oil and gas interests was $815,365, of which $400,000 was paid on closing and the remaining $415,365, which was evidenced by a promissory note and secured by a mortgage, was paid on April 28, 2003.

The Company has also agreed to purchase 100% of Tower and Finn's working interest in certain leases including up to ten coal bed methane wells that are either drilled or scheduled to be drilled.

The principals of Tower and Finn are also shareholders of the Company. In addition, the President of Tower was appointed a director and the President of the Company subsequent to the closing of the Agreement.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)

Common Stock

Effective January 17, 2003, the Company conducted a forward stock split of its issued and outstanding common stock on a 8.25 new for 1 old basis. The stock split did not vary the par value of the common stock or the number of shares authorized for issuance. All stock figures have been restated to reflect the stock split.

Effective January 17, 2003, 16,500,000 shares of common stock were returned to the Company for cancellation.

During the three months ended March 31, 2003, a total of 800,000 shares of stock were sold pursuant to stock subscription agreements for $1.25 per share for total proceeds of $1,000,000. The Company paid $60,000 commission and $6,181 legal costs relating to the stock financing. Subsequent to March 31, 2003, the Company sold a further 864,000 shares of common stock for $1.25 per share for total proceeds of $1,080,000. The Company also paid a commission of $64,800.

Related Party Transactions

During the three months ended March 31, 2003, the Company paid $20,000 for professional and management services provided by an officer of the Company. In addition, the Company has recorded $23,691 of travel and related expenses incurred by certain directors and officers of the Company. As of March 31, 2003, $22,701 remains unpaid and is included in accounts payable.

Other related party transactions are disclosed elsewhere in these financial statements.